Exhibit 1

NMS COMMUNICATIONS CORPORATION

8,000,000 Shares

Common Stock

UNDERWRITING AGREEMENT

Dated March 12, 2004

UNDERWRITING AGREEMENT

March 12, 2004

First Albany Capital Inc.

Raymond James & Associates, Inc.

America’s Growth Capital, LLC

As Representatives of the several Underwriters

First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

NMS Communications Corporation, a Delaware corporation (the “Company”), proposes to issue and sell 8,000,000 shares (the “Firm Shares”) of its Common Stock, par value $0.01 per share (the “Common Stock”), and also proposes to issue and sell to the Underwriters listed in Schedule A hereto (the “Underwriters”), at the option of the Underwriters, an aggregate of not more than 1,200,000 additional shares (the “Additional Shares”) of Common Stock as set forth below. The Firm Shares and the Additional Shares are herein collectively called the “Shares.” The terms, “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-44128) under the Act (the “registration statement”). Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission. Such registration statement, as so amended, has been declared by the Commission to be effective under the Act. The Company has filed with the Commission a Prepricing Prospectus (as defined and referred to below) pursuant to Rule 424(b) under the Act, describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved by, the Underwriters. The Company will next file with the Commission pursuant to Rule 424(b) under the Act a final prospectus supplement to the basic prospectus, describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved, by the Underwriters.

The term “Registration Statement” as used in this Agreement means the registration statement, as amended at the time it became effective and as supplemented or amended prior to the execution of this Agreement, including (i) all financial schedules and exhibits thereto and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an “Abbreviated Registration

Statement”), the term “Registration Statement” includes the Abbreviated Registration Statement.The term “Basic Prospectus” as used in this Agreement means the basic prospectus dated as of August 29, 2000 and filed with the Commission pursuant to Rule 424(b). The term “Prepricing Prospectus” as used in this Agreement means any form of preliminary prospectus used in connection with the marketing of the Shares, including the preliminary prospectus supplement dated as of March 1, 2004 and filed with the Commission on March 1, 2004 pursuant to Rule 424 under the Act and any basic prospectus (whether or not in preliminary form) used with any such preliminary prospectus supplement in connection with the marketing of the Shares, in each case as any of the foregoing may be amended or supplemented by the Company. The term “Prospectus Supplement” as used in this Agreement means any final prospectus supplement specifically relating to the Shares, in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act. The term “Prospectus” as used in this Agreement means the Basic Prospectus together with the Prospectus Supplement except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term “Prospectus” shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the documents incorporated by reference therein pursuant to Form S-3 (the “Incorporated Documents”) and (ii) the copy of the Registration Statement, the Basic Prospectus, the Prepricing Prospectus, the Prospectus Supplement, the Prospectus or the Incorporated Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) after the effective date of the Registration Statement, or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference. As used herein, “business day” shall mean a day on which the New York Stock Exchange is open for trading.

The Company and the Underwriters agree as follows:

1.     Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $5.434 per share, the respective numbers of Firm Shares set forth opposite the names of the Underwriters on Schedule A hereto, subject to adjustment in accordance with Section 7 hereof.

The Company will deliver the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the accounts of the several Underwriters against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank identified by the Company to First Albany Capital Inc. (“First Albany”) drawn to the order of the Company, at the office of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, at 9:00 A.M., New York time, on March 17, 2004, or at such other time not later than seven (7) full business days thereafter as

First Albany and the Company determine, such time being herein referred to as the “time of purchase.” As used herein, “business day” shall mean a day on which the New York Stock Exchange is open for trading. The certificates for the Firm Shares so to be delivered will be in the form of one or more global securities in definitive form deposited with DTC and registered in the name of Cede & Co., as nominee for DTC, and will be made available for checking at least 24 hours prior to the time of purchase.

In addition, upon written notice from First Albany given to the Company from time to time on or before the thirtieth (30th) day subsequent to the date of the Prospectus, the Underwriters may purchase, severally and not jointly, all or less than all of the Additional Shares at the same purchase price per Additional Share as that to be paid for the Firm Shares. The Company agrees to sell to the Underwriters the number of Additional Shares specified in such notice, and the Underwriters agree, severally and not jointly, to purchase such Additional Shares. Such Additional Shares shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite such Underwriter’s name on Schedule A hereto bears to the total number of Firm Shares (subject to adjustment by First Albany to eliminate fractions and subject to adjustment in accordance with Section 7 hereof) and may be purchased by the Underwriters only for the purpose of covering over-allotments, if any, made in connection with the sale of the Firm Shares. No Additional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Additional Shares or any portion thereof may be exercised from time to time and, to the extent not previously exercised, may be surrendered and terminated at any time upon notice by First Albany to the Company.

Each time for the delivery of and payment for the Additional Shares, being herein referred to as an “additional time of purchase,” which may be the time of purchase, shall be determined by First Albany but shall be not later than five (5) full business days after written notice of election to purchase Additional Shares is given. The Company will deliver the Additional Shares being purchased at each additional time of purchase to you through the facilities of DTC for the accounts of the several Underwriters against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank identified by the Company to First Albany drawn to the order of the Company, at the above office of Dewey Ballantine LLP at 9:00 A.M., New York time. The certificates for the Additional Shares being purchased at each additional time of purchase will be in the form of one or more global securities in definitive form deposited with DTC and registered in the name of Cede & Co., as nominee for DTC, and will be made available for checking at a reasonable time in advance of such additional time of purchase.

It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

2.     Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters that:

(a)           The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, either (i) have a material adverse effect on the business, operations, properties, prospects, condition (financial or other) or results of operation of the Company and the Subsidiaries (as defined herein) taken as a whole or (ii) prevent consummation of the transactions contemplated hereby (the occurrence of such effect or such prevention described in the foregoing clauses (i) and (ii) being herein referred to as a “Material Adverse Effect”). Complete and correct copies of the charter and bylaws or other organizational documents of the Company have been delivered to you, and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof or on or before the time of purchase or, if applicable, any additional time of purchase.

(b)           This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms. The Shares have been duly and validly authorized by the Company and, when issued and delivered by the Company against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive, subscription or similar right.

(c)           No approval, authorization, consent or order of or filing with any federal, state, local or other governmental commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to, The Nasdaq Stock Market, Inc. (“Nasdaq”), or approval of the stockholders of the Company, is required to be obtained or made by the Company or any of the Subsidiaries in connection with the issuance and sale of the Shares or the consummation by the Company of the other transactions contemplated hereby, other than registration of the offer and sale of the Shares under the Act, which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters.

(d)           The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, including the issuance and sale of the Shares and the consummation of the other transactions contemplated hereby does not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) any provisions of the charter, bylaws or other organizational documents of the Company or any of the Subsidiaries, (ii) any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to, the Nasdaq), or (iv) any decree, judgment or order applicable to the Company, any of the Subsidiaries or any of their respective properties, other than, in the case of clause (ii), such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(e)           The Registration Statement has heretofore been declared effective under the Act; the Company has not received, nor has notice of, any order of the Commission preventing or suspending the use of any Prepricing Prospectus, or instituting proceedings for that purpose, and each Prepricing Prospectus, at the time of filing thereof, conformed in all material respects with the requirements of the Act, and each Prepricing Prospectus distributed in connection with the offering of the Shares did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Registration Statement at the date of this Agreement meets, and the offering of the Shares complies with, the requirements of Rule 415 under the Act. At the time that it became effective, the Registration Statement conformed, and on the date that it is issued, the Prospectus will conform, in all material respects with the requirements of the Act (including said Rule 415). The Registration Statement, did not at the time that it became effective, does not, and, as of the time of purchase or any additional time of purchase, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as of its date and at the time of purchase and any additional time of purchase, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters furnished in writing by or on behalf of any Underwriter through First Albany to the Company expressly for use in the Registration Statement or the Prospectus. The documents incorporated by reference in the Prepricing Prospectus, the Registration Statement or the Prospectus, at the time each such document was filed, at the times the Prepricing Prospectus and the Prospectus were filed with the Commission and at the time the Registration Statement became effective under the Act, complied, in all material respects, with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If a 462(b) Registration Statement is required by the Act to be filed in connection with the offer and sale of the Shares, such 462(b) Registration Statement will become effective upon filing pursuant to Rule 462(b) under the Act and, upon such filing, the offer and sale of the Shares will have been duly registered under the Act pursuant to the Registration Statement. The conditions to the use of Form S-3 with respect to the Registration Statement in connection with the offering and sale of the Shares as contemplated by this Agreement have been satisfied.

(f)            Neither the Company nor any of its affiliates has distributed any offering material or “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the most recent Prospectus or such other materials, if any, as may be permitted by the Act. Neither the Company nor any of the Subsidiaries nor any of their respective affiliates or controlling persons has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act, or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(g)           No person has a contractual or other right to act as an underwriter, or as a financial advisor to the Company, in connection with the offer and sale of the Shares or to cause the Company to register under the Act the offer and sale of any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise.

(h)           The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus. As of the date of this Agreement, the Company’s capitalization is as set forth under the heading “Actual” in the section of the Registration Statement and the Prospectus entitled “Capitalization,” and as of the time of purchase and any additional time of purchase, as the case may be, the Company’s capitalization shall be as set forth under the heading “As Adjusted” in the section of the Registration Statement and the Prospectus entitled “Capitalization” (subject to the issuance of Additional Shares at any additional time of purchase). All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of any preemptive, subscription or similar right. Except as described in the Registration Statement and the Prospectus and (i) except for options granted under the Company’s stock option plans in the ordinary course of business, no person has a contractual or other right to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company and (ii) no person has any preemptive or similar rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company.

(i)            Immediately after the issuance and sale of the Shares to the Underwriters, no shares of preferred stock of the Company shall be issued or outstanding, and no holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company shall have any right to acquire any shares of preferred stock of the Company.

(j)            The Company has listed on Schedule B annexed hereto each of its “significant subsidiaries,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Act (the significant subsidiaries as listed on Schedule B being referred to herein as the “Significant Subsidiaries” and all of the Company’s subsidiaries (as defined under the Act) being referred to herein as the “Subsidiaries”). Except as described in the Registration Statement and the Prospectus, the Company owns 100% of the outstanding capital stock or other ownership interest of the Subsidiaries. Each of Mobilee, Inc., Message Machines Inc. and NMS Europe, Inc. conducts no business or operations and has no assets, liabilities, contractual rights, franchise rights or other holdings. Each of the Subsidiaries has been duly organized and, except for each of Mobilee, Inc., Message Machines Inc., NMS Europe, Inc. and NMS Communications Europe Limited, which would not, individually or in the aggregate, have a Material Adverse Effect, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable federal and state securities laws, were not issued in violation of any preemptive, subscription or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding. Complete and correct copies of the charter and bylaws or other organizational documents of each of the Subsidiaries and all amendments thereto have been made available to you. Except for the Subsidiaries or as described in the Registration Statement and the Prospectus (including in Note 7 of Notes to Consolidated Financial Statements of the Company included and incorporated by reference in the Prospectus, which describes equity investments in privately held entities with a carrying value on the Company’s consolidated balance sheet at December 31, 2003 of $0), the Company does not own, directly or indirectly, any long-term debt or any equity interest in any firm, corporation, partnership, joint venture, association or other entity.

(k)           The financial statements, together with the related schedules and notes, included or incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified, have been prepared in compliance with the requirements of the Act and Exchange Act and are in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved. Any pro forma financial statements or data included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Act, and the pro forma adjustments are reasonable and have been properly applied to the historical amounts in the compilation of those statements. The other financial and statistical data included or incorporated by reference in the Registration Statement or the

Prospectus are accurately presented and prepared on a basis consistent with such financial statements and with the books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement or the Prospectus that are not so included or incorporated by reference as required. PricewaterhouseCoopers LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and by Rule 3600T of the Public Company Accounting Oversight Board. All disclosures contained in the Registration Statement or the Prospectus, including the documents incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable.

(l)            Except as otherwise disclosed in the Registration Statement or the Prospectus, subsequent to the date of the most recent audited balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, operations, properties, prospects, management, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any of the Subsidiaries, (iv) any change in the capital stock or outstanding indebtedness of the Company or any of the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor any of the Subsidiaries has any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), and neither is, together with its “related parties,” the “primary beneficiary” of any “variable interest entities” (as such terms are used in Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement and the Prospectus.

(m)          Neither the Company nor any of the Subsidiaries is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default under, or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its charter, bylaws or other organizational documents, (ii) any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to, the Nasdaq), or (iv) any decree, judgment or order applicable to the Company, any of the Subsidiaries or any of their respective properties, other than, in the case of clause (ii), such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(n)           Each of the Company and the Subsidiaries has obtained and possesses all necessary licenses, permits, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule (collectively, “Permits”), and has obtained all necessary authorizations, consents and approvals from other persons (collectively, “Approvals”), in order to conduct its business as described in the Registration Statement and the Prospectus, other than such Permits and Approvals the failure of which to obtain, possess or file would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is in breach or violation of, or in default under, any such Permit or Approval, the effect of which would, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any Permit or Approval, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(o)           All legal or governmental proceedings, contracts, leases, documents, affiliate transactions or off-balance sheet transactions (including, without limitation, any “variable interests” in “variable interest entities,” as such terms are defined in Financial Accounting Standards Board Interpretation No. 46) of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document have been so described or filed as required. Except as described in the Registration Statement and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to, the Nasdaq), which, if adversely decided, would, individually or in the aggregate, result in a judgment, decree or order having a Material Adverse Effect.

(p)           The Company and each of the Subsidiaries have good title to all real and personal property owned, or described in the Registration Statement or in the Prospectus as being owned, by them, free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and the Prospectus or such as would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Registration Statement and the Prospectus, all real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or any of the Subsidiaries, as the case may be.

(q)           The Company and the Subsidiaries and their properties, assets and operations are in compliance with, and the Company and the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect. There are no past, present or, to the knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent material compliance by the Company or the Subsidiaries with, Environmental Laws. Except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any actual or alleged violation of any Environmental Law or any actual or alleged release or threatened release or clean-up (at any location) of any Hazardous Materials (as defined below). As used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, clean-up or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Material” means any material (including, without limitation, pollutants, contaminants and hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law.

(r)            Other than as set forth in the Registration Statement and the Prospectus, the Company and the Subsidiaries own or have valid licenses to use all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, information, proprietary rights and processes (“Intellectual Property”) that are material to their respective businesses as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement and the Prospectus as under development), in each case as such businesses are described in the Registration Statement and the Prospectus. The Company’s and the Subsidiaries’ interests in the Intellectual Property do not, to the Company’s knowledge, infringe on the rights of others. The Company and the Subsidiaries have taken all steps reasonably necessary to secure interests in such Intellectual Property. Neither the Company nor any of the Subsidiaries is subject to any judgment, order, injunction or decree, or is a party to any agreement, which restricts or impairs in any material respect the Company’s or such Subsidiary’s use of Intellectual Property owned thereby or licensed thereto. To the Company’s knowledge, except as described in the Registration Statement and the Prospectus, no claims have been asserted by any third party with respect to the validity, scope or enforceability of any Intellectual Property owned by or licensed to the Company or any Subsidiary, or with respect to the Company’s or any Subsidiaries ownership of or right to use any such Intellectual Property, or to the Company’s knowledge there is no reasonable basis for any such claim. The Company and the Subsidiaries have complied with the terms of any agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, and all such agreements are in full force and effect, other than as would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Registration Statement and the Prospectus, the Company is not aware of any material options, licenses or agreements pursuant to which third parties possess rights to the Intellectual Property owned by or licensed to the Company or any of the Subsidiaries. To the Company’s knowledge, none of the technology employed by the Company or the Subsidiaries has been obtained or is used or proposed to be used by the Company or the Subsidiaries in violation of any rights of a third party. Except as described in the Registration Statement and the Prospectus, to the Company’s knowledge neither the Company nor any of the Subsidiaries has infringed or is infringing or, by conducting its business as described in the Registration Statement and the Prospectus and commercializing the products under development described therein, would infringe the Intellectual Property of a third party, and neither the Company nor any Subsidiary has received notice of a claim by a third party to the contrary.

(s)           All tax returns required to be filed by the Company or any of the Subsidiaries have been filed, other than those filings being contested in good faith and other than the 2002 tax return for NMS Communications Europe Limited, which entity does not owe any taxes in 2002 and which failure by such entity to file the 2002 tax return would not, individually or in the aggregate, have a Material Adverse Effect; and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of the Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

(t)            The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have duly made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Company, the Subsidiaries and the Company’s directors and officers each are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the Nasdaq promulgated thereunder. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud known to the Company, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses in internal controls have been identified for the Company’s auditors; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(u)           The Company has provided you true, correct and complete copies of all documentation pertaining to any outstanding extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any Subsidiary to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company. On or after July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.

(v)           The Company and each of the Subsidiaries maintain insurance of the types and in amounts reasonably adequate for their respective businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and each of the Subsidiaries against theft, damage, destruction, acts of vandalism and other risks customarily insured against, all of which insurance is in full force and effect.

(w)          No labor dispute with the employees of the Company, any of the Subsidiaries or any of the customers or suppliers of the Company or the Subsidiaries exists or, to the knowledge of the Company, is imminent that would, individually or in the aggregate, have a Material Adverse Effect.

(x)            Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice. Except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the

Company or any of the Subsidiaries, and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries, other than as would not, individually or in the aggregate, have a Material Adverse Effect.

(y)           Neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus or any Incorporated Document.

(z)            the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of its directors and officers.

(aa)         Except as described in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has sent or received any notice of termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement and the Prospectus or filed as an exhibit to the Registration Statement or to any Incorporated Document, and no such termination has been threatened by the Company or any of the Subsidiaries or any other party to any such contract or agreement.

(bb)         All statistical and market-related data included or incorporated by reference in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(cc)         Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Shares, neither of them will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(dd)         To the Company’s knowledge after due inquiry, there are no affiliations or associations between any member of the National Association of Securities Dealers, Inc. (the “NASD”) and the Company or any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement and the Prospectus.

In addition, any certificate signed by any officer of the Company and delivered to you or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

3.     Certain Covenants of the Company. The Company hereby agrees:

(a)           if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement, or a post-effective amendment thereto, to be declared effective before the offering of the Shares may commence, to use its best efforts to cause the Registration Statement or such post-effective amendment to become effective as soon as possible;

(b)           to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(c)           to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(d)           to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, to prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(e)           to advise you promptly, confirming such advice in writing (if requested by you), of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend the Registration Statement or supplement the Prospectus and to file no such amendment or supplement to which you shall object in writing;

(f)            if necessary or appropriate in connection with the offer and sale of the Shares, to file a Rule 462(b) Registration Statement in the manner prescribed by the Act so that such Rule 462(b) Registration Statement shall become effective upon filing;

(g)           to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms, as may be designated by the Commission, (iii) copies of documents or reports filed with the Nasdaq or with any national securities exchange on which any class of securities of the Company is listed and (iv) such other information as you may reasonably request regarding the Company or any of the Subsidiaries, in each case as soon as reasonably practicable after such reports, communications, documents or information become available; provided, however, that in no case shall the Company be required to furnish materials pursuant to this paragraph which are filed and publicly accessible via the EDGAR database;

(h)           to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act which would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments to the Registration Statement and supplements to the Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

(i)            not later than May 5, 2005, to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act);

(j)            to furnish to you four (4) conformed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient additional conformed copies (other than exhibits) for distribution of a copy to each of the other Underwriters;

(k)           to furnish to you as soon as reasonably practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto (unless agreed to by you), a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent certified public accountants, as stated in their letter to be furnished pursuant to Section 5(f) hereof;

(l)            to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus;

(m)          to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, any Rule 462(b) Registration Statement, each Prepricing Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including associated filing fees and the reasonable legal fees and disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the Nasdaq and any registration thereof under the Exchange Act, (vi) review of the public offering of the Shares by the NASD (including associated filing fees and the legal fees and disbursements of counsel for the Underwriters), (vii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offer and sale of the Shares to prospective investors and your sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) the costs and expenses of qualifying the Shares for inclusion in DTC’s book-entry settlement system and (ix) the performance of the Company’s other obligations hereunder; provided that, except as provided in this Section 3(m) and in Section 4, the Underwriters shall pay their own costs and expenses, including the fees and disbursements of counsel for the Underwriters.

(n)           for so long as the delivery of the Prospectus is required in connection with the offer or sale of the Shares, to furnish to you a reasonable period of time before filing with the Commission a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act and to not make any filing to which you shall reasonably object;

(o)           to not take, directly or indirectly, any action designed to or which may constitute or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(p)           not to sell, offer or agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or any warrants or other rights to purchase Common Stock or any such securities or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, for a period of ninety (90) days after the date hereof (the “Lock-Up Period”), without the prior written consent of First Albany, except for (i) the registration of the offer and sale of the Shares, and the sales of the Shares, to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus and (iii) the issuance of employee stock options and annual director options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus; except that if (x) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or significant news or a significant event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which such significant news, such significant event or the issuance of such earnings release occurs; provided, however, that this provision shall not apply if, within the 3 business days preceding the 15th calendar day before the last day of the Lock-Up Period, the Company delivers to First Albany Capital Inc. a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company’s shares of Common Stock are “actively traded securities,” as defined in Rule 101(c)(1) of Regulation M under the Securities Exchange Act of 1934, as amended. Such notice shall be delivered in accordance with the notice provisions herein.

(q)           to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock;

(r)            subject to Section 3(n) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and to promptly notify you of such filing; and

(s)           to use its best reasonable efforts to cause the Common Stock to be listed for quotation on the Nasdaq National Market and maintain such listing.

4.     Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the last paragraph of Section 7 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company agrees, in addition to paying the amounts described in Section 3(m) hereof, to reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

5.     Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder to purchase Shares at the time of purchase or any additional time of purchase shall be subject to the accuracy of the representations and warranties of the Company on the date hereof and at the time of purchase and, with respect to the purchase of Shares at any additional time of purchase, at such additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)           You shall have received, at the time of purchase and at any such additional time of purchase, as the case may be, an opinion of Choate, Hall & Stewart, counsel for the Company, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to you, in the form set forth in Exhibit B hereto.

(b)           You shall have received at the time of purchase and at any such additional time of purchase, as the case may be, the letter of Dianne Callan, Vice President and General Counsel of the Company, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to you, in the form set forth in Exhibit C hereto.

(c)           You shall have received at the time of purchase and at any such additional time of purchase, as the case may be, opinions of counsel to the Company’s foreign Subsidiaries, addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to you, in the form set forth in Exhibit D hereto.

(d)           You shall have received at the time of purchase and at any such additional time of purchase, as the case may be, an opinion of patent litigation counsel, special counsel for the Company with respect to litigation, addressed to the Underwriters, and dated the time of purchase or such additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to you, in the form set forth in Exhibit E hereto

(e)           You shall have received at the time of purchase and at any such additional time of purchase, as the case may be, the opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or such additional time of purchase, as the case may be, with respect to the issuance and sale of the Shares by the Company, the Registration Statement, the Prospectus and such other related matters as the Underwriters may require.

(f)            You shall have received from PricewaterhouseCoopers LLP letters dated, respectively, the date of this Agreement and the time of purchase and any such additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms approved by you.

(g)           No amendment to the Registration Statement or supplement to the Prospectus (including the filing of a document which shall be deemed to be incorporated by reference in the Registration Statement or the Prospectus) shall at any time have been filed to which you have objected in writing.

(h)           The Registration Statement (excluding for these purposes any rule 462(b) Registration Statement) shall have become effective not later than 5:30 PM New York City time on the date this Agreement shall become effective as provided herein; any required Rule 462(b) Registration Statement shall have been filed with the Commission and become effective upon filing no later than 10:00 P.M., New York City time, on the date of this Agreement; and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 PM New York City time on the second full business day after the date of this Agreement or such shorter period of time prescribed by such Rule 424(b).

(i)            Prior to the time of purchase or any such additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all supplements thereto, if any, shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(j)            Between the time of execution of this Agreement and the time of purchase or any additional time of purchase, as the case may be (i) no change or any development involving a prospective change in the business, operations, properties, prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, shall occur or become known and (ii) no transaction shall have been entered into by the Company or any of the Subsidiaries, the effect of which, in any case referred to in clause (i) or (ii) above, is, in your reasonable judgment, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) or the Prospectus (exclusive of any supplement thereto).

(k)           The Company will, at the time of purchase or any such additional time of purchase, as the case may be, deliver to you a certificate, dated the time of purchase or such additional time of purchase, as the case may be, signed by its chief executive officer and its chief financial officer, in the form attached hereto as Exhibit F.

(l)            The Company will, at the time of purchase or any such additional time of purchase, as the case may be, deliver to you a certificate, dated the time of purchase or such additional time of purchase, as the case may be, signed by the Company’s chief financial officer and the Controller of NMS Communications Europe Limited, in the form attached hereto as Exhibit G.

(m)          You shall have received each of the signed Lock-Up Agreements referred to in Section 2(z) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and such additional time of purchase, as the case may be.

(n)           The Shares shall have been approved for inclusion in the Nasdaq National Market, subject only to notice of issuance at or prior to the time of purchase or any such additional time of purchase, as the case may be.

(o)           Between the time of execution of this Agreement and the time of purchase or any such additional time of purchase, as the case may be (i) no downgrading shall have occurred in the rating accorded any securities of, or guaranteed by, the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act, and (ii) no such organization shall have announced or given notice of any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(p)           The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as of the time of purchase and any additional time of purchase, as the case may be, as you may reasonably request.

6.     Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in your absolute discretion if subsequent to the execution and delivery of this Agreement, there shall have occurred: (i) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in your sole judgment, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Shares, whether in the primary market or in respect of dealings in the secondary market; (ii) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on the New York Stock Exchange or the Nasdaq National Market, or any suspension or material limitation of trading of any securities of the Company on any exchange, the Nasdaq National Market or in the over-the-counter market; (iii) any banking moratorium declared by U.S. Federal or New York authorities; (iv) any major disruption in commercial banking or settlements of securities or clearance services in the United States; or (v) any attack on, or outbreak or escalation of hostilities or act of terrorism involving, the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in your sole judgment, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impracticable or inadvisable to proceed with completion of the offering or the sale of and payment for the Shares on the terms and in the manner contemplated by the Registration Statement and the Prospectus.

If you elect to terminate this Agreement as provided in this Section 6, you shall notify the Company and each other Underwriter promptly by letter or telegram.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 3(m), 4 and 8 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 8 hereof) or to one another hereunder.

7.     Increase in Underwriters’ Commitments. Subject to Sections 5 and 6 hereof, if any Underwriter shall default in its obligation to purchase and pay for the Firm Shares to be purchased by it hereunder, and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to purchase and pay for does not exceed 10% of the total number of Firm Shares, then the non-defaulting Underwriters shall purchase and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Firm Shares shall be purchased and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Firm Shares shall be purchased and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A hereto.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing paragraph, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 7 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

8.     Indemnity and Contribution.

(a)           The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 8 being deemed to include the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus, as any of the foregoing may be amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through First Albany to the Company expressly for use with reference to such Underwriter in, such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; (ii) any untrue statement or alleged untrue statement made by the Company in Section 2 hereof or the failure by the Company to perform, when and as required, any agreement or covenant contained herein; or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Shares; provided, however, that, solely with regard to clause (i), the foregoing indemnity agreement with respect to any Prepricing Prospectus or amended Prepricing

Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting such losses, claims, damages or liabilities purchased the Shares which is the subject thereof if sufficient copies of the Prospectus were timely delivered to such Underwriter pursuant to Section 3 hereof and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not given or sent to such person, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

If any action, suit or proceeding (each, a “Proceeding”) is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such person or otherwise, except to the extent that the Company has been materially prejudiced by such omission. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without the written consent of the Company, but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Company to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Company agrees that it shall be liable for any settlement of any Proceeding effected without the Company’s written consent if (i) such settlement is entered into more than 60 business days after receipt by the Company of the aforesaid request, (ii) the Company shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) the indemnified party shall have given the Company at least 30 days’ prior notice of its intention to settle. The Company shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b)           Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through First Albany to the Company expressly for use with reference to such Underwriter in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any such person or otherwise except to the extent that such Underwriter has been materially prejudiced by such omission. The Company or such person shall have the right to employ their or its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(c)           If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsections (a) or (b), as applicable, of this Section 8 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d)           The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 8, in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the

Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

(e)           The indemnity and contribution agreements contained in this Section 8 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls any of the foregoing within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the officers or directors of the Company in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

9.     Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to First Albany Capital Inc., One Penn Plaza, 42nd Floor, New York, NY 10119, Attention: Syndicate Department; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 100 Crossing Boulevard, Framingham, MA 01702 , Attention: Chief Financial Officer.

10.   Information Furnished by the Underwriters. The statements set forth in the seventh, eighth, ninth, tenth, fourteenth, fifteenth, sixteenth, seventeenth and eighteenth paragraphs under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 2 and 8 hereof.

11.   Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

12.   Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and you and the Company consent to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against an Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding thereupon, and may be enforced in any other courts in the jurisdiction to which the Company is or may be subject, by suit upon such judgment.

13.   Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and, to the extent provided in Section 8 hereof, the controlling persons, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14.   Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

15.   Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company and the several Underwriters, please so indicate in the space provided below for such purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company and the several Underwriters.

Very truly yours,

NMS COMMUNICATIONS CORPORATION

By:	/s/ ROBERT P. SCHECHTER
Name: Robert P. Schechter
Title: Chairman of the Board, President and Chief Executive Officer

Accepted and agreed to as of the date
first above written:

FIRST ALBANY CAPITAL INC.

RAYMOND JAMES & ASSOCIATES, INC.

AMERICA’S GROWTH CAPITAL, LLC

As Representatives of the several Underwriters

By:	FIRST ALBANY CAPITAL INC.

By:	/s/ PETER MCNIERNEY
Name: Peter McNierney
Title: Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE A

Underwriter	Number of Firm Shares

First Albany Capital Inc.	4,000,000
Raymond James & Associates, Inc.	2,800,000
America’s Growth Capital, LLC	1,200,000

Total	8,000,000

SA-1

SCHEDULE B

SIGNIFICANT SUBSIDIARIES

Name	Form of Entity	Jurisdiction of Incorporation

NMS Communications Europe Limited	Limited Company	United Kingdom

NMS Communications Europe S.A.	Limited Company	France

NMS Communications International Corporation	Corporation	Delaware

Natural MicroSystems Securities Corporation	Corporation	Massachusetts

SB-1

EXHIBIT A

NMS COMMUNICATIONS CORP.

Common Stock

February       , 2004

First Albany Capital Inc.

Raymond James & Associates, Inc.

America’s Growth Capital, LLC

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by and among NMS Communications Corp., a Delaware corporation (the “Company”), and you, as representatives of the several Underwriters named therein, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, during the period (the “Lock-Up Period”) that begins on the date hereof and ends on the 91st day after the date of the final prospectus relating to the Offering, the undersigned will not, directly or indirectly, without the prior written consent of First Albany Capital Inc., (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, or file or participate in the filing of a registration statement with the Securities and Exchange Commission (the “Commission”) with respect to, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or any warrants or other rights to purchase Common Stock or any such security, except for the exercise of any stock option by the undersigned, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or any warrants or other rights to purchase Common Stock or any such security, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of, or sale to the

A-1

Underwriters of, any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient or recipients thereof agree in writing to be bound by the terms of this Lock-Up Letter Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this Lock-Up Letter Agreement or (d) transfers upon the death of the undersigned to his or her executors, administrators, testamentary trustees, legatees or beneficiaries, provided that such transferee or transferees agree in writing to be bound by the terms of this Lock-Up Letter Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendant, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, during the Lock-Up Period, the undersigned will not, directly or indirectly, without the prior written consent of First Albany Capital Inc., make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock.

In addition, if (i) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or significant news or a significant event relating to the Company occurs; or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which such significant news, such significant event or the issuance of such earnings release occurs; provided, however, that this paragraph shall not apply if, within the 3 business days preceding the 15th calendar day before the last day of the Lock-Up Period, the Company delivers to First Albany Capital Inc. a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Company’s shares of Common Stock are “actively traded securities,” as defined in Rule 101(c)(1) of Regulation M under the Securities Exchange Act of 1934, as amended. Such notice shall be delivered in accordance with the notice provisions of the Underwriting Agreement.

This Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from the undersigned’s obligations hereunder (i) upon the date the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) upon the date the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or (iii) upon the date the Underwriting Agreement is terminated, for any reason, prior to the “time of purchase” (as defined in the Underwriting Agreement).

Yours very truly,

Name:

A-2

EXHIBIT B

OPINION OF CHOATE, HALL & STEWART

First Albany Capital Inc.

Raymond James & Associates, Inc.

America’s Growth Capital, LLC

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

[entry/exit language to be inserted]

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

1.     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver the Underwriting Agreement and to issue, sell and deliver the Shares as herein contemplated.

2.     Each of the U.S. Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus.

3.     Each of the Company and the U.S. Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each of the jurisdictions listed next to the name of such entity on Exhibit __ attached hereto.

4.     The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

5.     The Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters, will be validly issued, fully paid and non-assessable.

6.     The Company has authorized and outstanding shares of capital stock as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company described in the Prospectus (A) have been duly authorized and validly issued and are fully paid and non-assessable, (B) are free of preemptive, subscription or similar rights under the Delaware General Corporation Law (the “DGCL”) or the charter or bylaws or other organizational documents of the Company or any contract, commitment or instrument described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement or to any Incorporated Document or otherwise known to us and (C) to our knowledge, were issued in compliance with all applicable federal and state securities laws assuming the accuracy of the representations made by the purchasers thereof; the Shares, when issued, will be free of preemptive, subscription or similar rights under the DGCL or the charter or bylaws or other organizational documents of the Company or any contract, commitment or instrument described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement or to any Incorporated Document or otherwise known to us; and the certificates for the Shares are in due and proper form and conform to the requirements of the DGCL and the Nasdaq.

7.     All of the outstanding shares of capital stock of each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, are owned of record by the Company, are not, to our knowledge, subject to any security interest or other encumbrance or adverse claim and, to our knowledge, have been issued and sold in compliance with all applicable federal and state securities laws; to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in any of the U.S. Subsidiaries are outstanding.

8.     The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus.

9.     The Registration Statement and the Prospectus (except as to the financial statements and schedules and the financial data derived therefrom, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act; the conditions to the use of Form S-3 with respect to the Registration Statement in connection with the offering and sale of the Shares as contemplated by the Underwriting Agreement have been satisfied; and the documents incorporated by reference in the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act (except as to the financial statements and schedules, and other financial data derived therefrom, contained in such documents, as to which we express no opinion).

10.   The Registration Statement has become effective under the Act, and to our knowledge no stop order with respect to the effectiveness thereof has been issued and no stop order proceedings with respect thereto are pending or threatened under the Act; and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424 and in the manner and within the time period required by Rule 430A under the Act.

11.   No approval, authorization, consent or order of or filing with any federal or state governmental commission, board, body, authority or agency, or under any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to, the Nasdaq), is required in connection with the execution and delivery of the Underwriting Agreement and the issuance and sale of the Shares and consummation of the other transactions contemplated by the Underwriting Agreement other than those that have been obtained under the Act, the Exchange Act and the rules of the Nasdaq and other than any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any necessary approval of the Corporate Financing Department of the NASD, as to which qualification and approval we express no opinion.

12.   The execution and delivery by the Company of the Underwriting Agreement and the performance by the Company of its obligations hereunder, including the issuance and sale of the Shares, do not constitute, and will not result in, a breach or violation of, or a default under (nor an event which, with notice, lapse of time or both would result in a breach or violation of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) any provision of the charter or bylaws or other organizational documents of the Company or any of the U.S. Subsidiaries, (B) any provision of any license, permit, franchise or authorization issued to the Company or any of the U.S. Subsidiaries, or of any indenture, mortgage, deed of trust, note, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the U.S. Subsidiaries is a party or by which any of them may be bound or affected, or to which any of the respective property or assets of the Company or any of the U.S. Subsidiaries is subject or may be bound or affected, in each case that is described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement or to any Incorporated Document or otherwise known to us, (C) any federal or state law, regulation or rule known by us to be applicable to the Company or any of the Subsidiaries or which are customarily applicable to the transactions of the type contemplated hereby or (D) any decree, judgment or order known by us to be applicable to the Company or any of the Subsidiaries.

13.   To our knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to any Incorporated Document which have not been so filed as required.

14.   To our knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of the U.S. Subsidiaries is subject or of which any of their respective properties is subject, whether at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, which are required to be described in the Registration Statement or the Prospectus but are not so described as required.

15.   Neither the Company nor any U.S. Subsidiary is and, after giving effect to the offer and sale of the Shares, neither of them will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act.

16.   The statements in (A) the Registration Statement under the heading “Item 15. Indemnification of Directors and Officers” and (B) the Prospectus under the headings “Anti-takeover provisions in Delaware law and our corporate documents may affect the value of our common stock” and “Description Of Capital Stock,” , insofar as such statements constitute descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information purported to be shown.

17.   No person has the right, pursuant to the terms of any contract, agreement or other instrument described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement or to any Incorporated Document, or otherwise known to us, to have any securities issued by the Company registered pursuant to the Act, included or incorporated by reference in the Registration Statement or sold in the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the transactions contemplated by the Underwriting Agreement or otherwise.

We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs 6, 8 and 16 above), on the basis of the foregoing nothing has come to our attention that causes us to believe that the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and schedules and other financial data derived therefrom included or incorporated by reference in the Registration Statement or Prospectus).

EXHIBIT C

LETTER OF DIANNE CALLAN

First Albany Capital Inc.

Raymond James & Associates, Inc.

America’s Growth Capital, LLC

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

I, Dianne Callan, Corporate Counsel of NMS Communications Corporation, a Delaware corporations (the “Company”), am providing this letter pursuant to Section 5(b) of that certain Underwriting Agreement (the “Underwriting Agreement”) dated [trade date] between NMS Communications Corporation and the Underwriters named therein. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

I have participated in conferences with other officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although I am not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing nothing has come to my attention that causes me to believe that the Registration Statement or any amendment thereto, at the time such Registration Statement or such amendment became effective, and on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, as of the date of such Prospectus or such supplement, and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that I express no opinion with respect to the financial statements and schedules, and other financial data derived therefrom, included in the Registration Statement or the Prospectus).

Yours truly,

DIANNE CALLAN

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EXHIBIT D

OPINION OF [FOREIGN SUBSIDIARY COUNSEL]

First Albany Capital Inc.

Raymond James & Associates, Inc.

America’s Growth Capital, LLC

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

[entry/exit language to be inserted]

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

1.     [Subsidiary], a company organized under the laws of [Jurisdiction] has been duly incorporated and is validly existing as a corporation under the laws of [Jurisdiction] , with all requisite power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

2.     All of the issued and outstanding shares of capital stock of the [Subsidiary] have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement and the Prospectus, are owned by the Company; and to such counsel’s knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the [Subsidiary] are outstanding.

3.     To such counsel’s knowledge, there is no litigation or governmental or other action, suit, proceedings or investigations before any court or before or by any public, regulatory or governmental agency or body pending or, to such counsel’s knowledge, threatened in [Jurisdiction] against or involving the properties or business of the [Subsidiary] in [Jurisdiction] which, if determined adversely to the [Subsidiary], would have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the [Subsidiary] taken as a whole.

4.     To such counsel’s knowledge, the execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated hereby do not, and, based on facts and law in existence at the date of such opinion, will not, conflict with, result in any breach or violation of or constitute a default under (nor

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constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (A) the charter documents of the [Subsidiary], or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement, other evidence of indebtedness, license, lease, contract or other agreement or instrument to which the [Subsidiary] is a party or by which it or any of its properties may be bound filed as an exhibit to the Registration Statement or any document incorporated by reference in the Registration Statement or the Prospectus or any document or instrument which has otherwise been identified to such counsel by the Company or the [Subsidiary] in writing as being material, or (C) any [Jurisdiction] law, regulation or rule or any decree, judgment or order applicable to the [Subsidiary] and known to such counsel.

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EXHIBIT E

OPINION OF [patent litigation counsel]

First Albany Capital Inc.

Raymond James & Associates, Inc.

America’s Growth Capital, LLC

As Representatives of the several Underwriters

c/o First Albany Capital Inc.

One Penn Plaza, 42nd Floor

New York, New York 10119

Ladies and Gentlemen:

[entry/exit language to be inserted]

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

1.             The information in the Registration Statement and the Prospectus under the heading [          ] and those other statements in the Registration Statement and the Prospectus that are descriptions of the legal proceedings referred to under such headings, or refer to statements of law or legal conclusions relating thereto (collectively, the “Litigation Information”), insofar as such statements constitute a summary of such proceedings or of documents or matters of law, at the time such Registration Statement became effective, as of the date of the Prospectus and at the time of purchase or the additional time of purchase, as the case may be, are accurate and complete and present fairly the information referred to therein.

2.             Nothing has come to the attention of such counsel that causes such counsel to believe that the Litigation Information included in the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Litigation Information, at the date of the Prospectus or any supplement thereto and at the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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EXHIBIT F

OFFICERS’ CERTIFICATE

Each of the undersigned, Robert P. Schechter, Chairman and Chief Executive Officer of NMS Communications Corporation, a Delaware corporation (the “Company”), and William B. Gerraughty, Jr., Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 5(k) of that certain Underwriting Agreement dated [trade date] (the “Underwriting Agreement”) between the Company and, on behalf of the several Underwriters named therein (the “Underwriters”), First Albany Capital Inc., Raymond James & Associates, Inc. and America’s Growth Capital, that as of February     , 2004:

1.     He has reviewed the Registration Statement and the Prospectus.

2.     The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.     The Company has performed and complied with all of its obligations and agreements and satisfied all conditions on its part to be performed, complied with or satisfied under the Underwriting Agreement at or prior to the date hereof.

4.     No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are contemplated by the Commission.

5.     The Registration Statement and all amendments thereto do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and all amendments or supplements thereto do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

6.     Any required Rule 462(b) Registration Statement, satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) under the Act, was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter.

7.     Subsequent to the time of execution of the Underwriting Agreement, (i) no material adverse change or any development involving a prospective material adverse change in the business, operations, properties, prospects, management, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole has occurred or become known and (ii) no transaction which is material and adverse to the Company has been entered into by the Company or any of the Subsidiaries.

8.     The financial statements and other financial information included or incorporated by reference in the Registration Statement or the Prospectus fairly present the

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financial condition, results of operations and cash flows of the Company and the Subsidiaries as of, and for, the periods therein presented.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this       day of March, 2004.

By:
	Name:	Robert P. Schechter
	Title:	Chairman of the Board, President and Chief Executive Officer

By:
	Name:	William B. Gerraughty, Jr.
	Title:	Senior Vice President of Finance, Chief Financial Officer and Treasurer

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EXHIBIT G

NMS Communications Corporation

Certificate Relating to NMS Communications Europe Limited

Pursuant to Section 5(l) of the Underwriting Agreement

March [  ], 2004

Each of the undersigned, William B. Gerraughty, Jr., Chief Financial Officer of NMS Communications Corporation, a Delaware Corporation (the “Company”), and Alex Braverman, Controller of NMS Communications Europe Limited, a limited liability company under the laws of England and Wales (the “Subsidiary”), does hereby certify that as of March     , 2004:

1.     The Subsidiary is currently late in filing its financial statements for the 2002 year-end with the Companies Registry as a result of not having completed its preparation of the financial statements pursuant to statutory requirements of the United Kingdom; the Subsidiary is currently late in filing its tax return for the 2002 year-end as a result of the foregoing.

2.     The Subsidiary does not owe any taxes for the 2002 year.

3.     The Subsidiary intends to file such financial statements and tax return as soon as practicable.

4.     The Subsidiary’s failure to file such financial statements and tax return does not and will not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects, condition (financial or other) or results of operation of the Subsidiary.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.

By:
	Name:	William B. Gerraughty, Jr.
	Title:	Senior Vice President of Finance, Chief Financial Officer and Treasurer of NMS Communications Corporation

By:
	Name:	Alex Braverman
	Title:	Controller of NMS Communications Europe Limited

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